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                                                                    EXHIBIT 10.1

                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT, dated as of March 2, 2001 (this "AGREEMENT"), among the persons listed on Schedule A attached hereto (the "INVESTORS"); and Technology Ventures Group, Inc., a Florida corporation (the "COMPANY").

                                    RECITALS

         A. The Investors own certain shares of the Company's common stock, par value $0.01 per share (the "Common Stock");

         B. The Company has agreed to grant the Investors certain registration rights; and

         C. The Company and the Investors desire to define the registration rights of the Investors on the terms and subject to the conditions herein set forth.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

                                   SECTION 1.
                                   DEFINITIONS

         As used in this Agreement, the following terms have the respective meanings set forth below:

         AFFILIATE: shall mean any Person or entity, directly or indirectly controlling, controlled by or under common control with such Person or entity;

         COMMISSION: shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

         EXCHANGE ACT: shall mean the Securities Exchange Act of 1934, as amended;

         HOLDER: shall mean any holder of Registrable Securities;

         OTHER STOCKHOLDERS: shall mean Persons who, by virtue of agreements with the Company or otherwise, are entitled to include their securities in a registration.

         PERSON: shall mean an individual, partnership, joint-stock company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof;

         REGISTER, REGISTERED and REGISTRATION: shall mean a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;


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         REGISTRABLE SECURITIES: shall mean (A) 10,000 shares of Common Stock owned by each of Peter or Shelley Goldstein as of the date of this Agreement,
(B) 717,000 shares of Common Stock owned by Goldco Properties Limited Partnership as of the date of this Agreement, (C) any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Common Stock referred to in clauses (A) or (B);

         REGISTRATION EXPENSES: shall mean all expenses incurred by the Company in compliance with Section 2(a) hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company);

         SECURITY, SECURITIES: shall have the meaning set forth in Section 2(1) of the Securities Act;

         SECURITIES ACT: shall mean the Securities Act of 1933, as amended; and

         SELLING EXPENSES: shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities, as well as expenses of counsel for any of the Holders.

                                   SECTION 2.
                               REGISTRATION RIGHTS

         (a) COMPANY REGISTRATION.

         (i) INCLUSION IN REGISTRATION. If the Company shall determine to register any of its equity securities either for its own account or for the account of Other Stockholders, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                  (A) give to each of the Holders a written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                  (B) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, up to 300,000 shares of the Registrable Securities in the first registration, up to 250,000 shares in the second registration, and up to 167,000 shares in the third registration which are specified in a written request or requests, made by the Holders within twenty (20) days after receipt of the written notice from the Company described in Section 2(a)(i) above, except as set forth in Section 2(a)(ii) below.



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         (ii)  LIMITATION OF REGISTRATION RIGHTS.

                  (A) UNDERWRITING. If the registration for which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to Section 2(a)(i)(A). In such event, the right of each of the Holders to registration pursuant to this Section 2(a) shall be conditioned upon such Holders' participation in such underwriting and the inclusion of such Holders' Registrable Securities in the underwriting to the extent provided herein. The Holders whose shares are to be included in such registration shall (together with the Company and the Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 2(a), if the representative determines that marketing factors require a limitation on the number of shares to be underwritten, the representative may exclude from the second or third registration and underwriting some or all of the Registrable Securities which would otherwise be underwritten pursuant hereto. The parties have agreed that the initial 300,000 shares must be included in the first registration statement and therefore are not subject to the limitation set forth in this paragraph. The Company shall promptly advise all holders of securities of the Company requesting registration of such limitation. If any of the Holders or any officer, director or Other Stockholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by promptly notifying in writing the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                  (B) NUMBER OF REGISTRATIONS. In no event shall the Company be required to include in any registration, any Registrable Securities of a Holder, after the Company has effected three registrations pursuant to Section 2(a), and such registrations have been declared or ordered effective and the sale of Registrable Securities thereunder shall have closed. Notwithstanding the foregoing, if a Holder is wholly cutback by the underwriter, such that a Holder cannot include any of his or its Registrable Securities in an underwritten Company registration, then the Registrable Securities which were cutback shall all be included in any subsequent Company registration.

         (b) EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this
Section 2 shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered; provided, that, expenses of counsel for the Holders shall be borne as agreed to by the Holders.

         (c) REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to this Section 2, the Company will keep the Holders, as applicable, advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:



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         (i) prepare and file with the Commission a registration statement with respect to such Registrable Securities, use commercially reasonable efforts to cause such registration to become effective, and keep such registration effective for a period of one hundred twenty (120) days or until the Holders, as applicable, have completed the distribution described in the registration statement relating thereto, whichever first occurs; PROVIDED, HOWEVER, that (A) such 120-day period shall be extended for a period of time equal to the period during which the Holders, as applicable, refrain from selling any securities included in such registration in accordance with provisions in Section 2(g) hereof; and (B) such 120-day period shall be extended for a period of time equal to the period during which the Holders, as applicable, refrain from selling any securities included in such registration for such time as is necessary to correct a materially inaccurate prospectus under Section 2 (c)(iv) below;

         (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Securities covered by such registration statement for, subject to the provisions of Section 2 (c)(i) above, up to one hundred twenty (120) days;

         (iii) when reasonably possible, furnish such number of prospectuses and other documents incident thereto as each of the Holders, as applicable, from time to time may reasonably request;

         (iv) notify each Holder of Registrable Securities covered by such registration at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

         (v) use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdiction as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already subject to service in such jurisdiction and except as may be required by the Act;

         (vi) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

         (vii) cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

         (viii) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.



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         (d)  INDEMNIFICATION.

         (i) The Company will indemnify each of the Holders, as applicable, each of its officers, directors, partners, agents, affiliates and advisors, and each person controlling each of the Holders, with respect to each registration which has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or the Exchange Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each of the Holders, each of its officers, directors and partners, and each person controlling each of the Holders, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holders or underwriter.

         (ii) Each of the Holders will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, agents, affiliates and advisors, and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter, each Other Stockholder and each of their officers, directors, and partners, and each person controlling such Other Stockholder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement of a material fact contained in any such registration statement, prospectus, offering circular or other document made by such Holder in writing, or any omission to state therein a material fact required to be stated therein or necessary to make the statements by such Holder therein not misleading, and will reimburse the Company and such Other Stockholders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent that such untrue statement or omission is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder.

         (iii) Each party entitled to indemnification under this Section 2(d) (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations




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under this Section 2 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party, in its defense, may consent to any entry of any judgment without the approval of the Indemnifying Party, which consent shall not be unreasonably withheld. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

         (iv) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

         (v) The foregoing indemnity agreement of the Company and Holders is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "FINAL PROSPECTUS"), such indemnity or contribution agreement shall not inure to the benefit of any underwriter or Holder if a copy of the Final Prospectus was furnished to the underwriter and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

         (e) INFORMATION BY THE HOLDERS. Each of the Holders holding securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 2.

         (i) Each of the Holders shall cooperate as reasonably requested by the Company with the Company in connection with the preparation of the registration statement, and for so long as the Company is obligated to file and keep effective the registration statement, shall provide to the Company, in writing, for use in the registration statement, all such information regarding such Holder and its plan of distribution of the Registrable Securities as may be reasonably necessary to enable the Company to prepare the registration statement and prospectus covering the Registrable Securities, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.



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         (ii) During such time as such Holder may be engaged in a distribution of the Registrable Securities, such Holder shall comply with Regulation M promulgated under the Exchange Act and pursuant thereto it shall, among other things; (x) not engage in any stabilization activity in connection with the securities of the Company in contravention of such regulation; (y) distribute the Registrable Securities under the registration statement solely in the manner described in the registration statement; (z) cease distribution of such Registrable Securities pursuant to such registration statement upon receipt of written notice from the Company that the prospectus covering the Registrable Securities contains any untrue statement of a material fact or omits a material fact required to be stated therein or necessary to make the statements therein not misleading.

         (f)  RULE 144 REPORTING.

         With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to:

         (i) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act ("RULE 144"), at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

         (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

         (iii) so long as the Holder owns any Registrable Securities, furnish to the Holder upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety
(90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

         (iv) Notwithstanding anything contained in this Agreement, if any of Holders Registrable Securities have not been included in an effective Registration, then any of such Holder's Registrable Securities can be sold pursuant to Rule 144. The registration rights set forth in this Section 2 shall remain available to any Holder even if, in the opinion of counsel to the Company, all of the Registrable Securities then owned by such Holder could be sold in any 90-day period pursuant to Rule 144 (without giving effect to the provisions of Rule 144(k)).

         (g) "MARKET STAND-OFF" AGREEMENT. Each of the Holders agrees, if requested by the Company and an underwriter of equity securities of the Company, not to sell or otherwise transfer or dispose of any Registrable Securities held by such Holder during the period of time reasonably requested by any underwriter, not in excess of 180 days, following the effective date of a registration statement of the Company filed under the Securities Act; PROVIDED,


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THAT, such agreement only applies to the Company's initial public offering. If requested by the underwriters, the Holders shall execute a separate agreement to the foregoing effect. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said 180-day period. The provisions of this Section 2(g) shall be binding upon any transferee who acquires Registrable Securities.

                                   SECTION 3.
                                 MISCELLANEOUS

         (a) DIRECTLY OR INDIRECTLY. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

         (b) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida (without giving effect to the choice of law principles thereof) which are applicable to contracts made and to be performed entirely within such State. Each of the parties hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of Florida and of any Florida state court sitting in Miami-Dade County for purposes of all legal proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties irrevocably waives, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         (c) SECTION HEADINGS. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

         (d) NOTICES.

         (i) All communications under this Agreement shall be in writing and shall be delivered by hand or facsimile or mailed by overnight courier or by registered mail or certified mail, postage prepaid:

         (A) if to an Investor, to the Investor's address or facsimile number which is on file with the Company.


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         (B) if to the Company, to Technology Ventures Group, Inc., 12400 S.W.
         134 Court, Suite 11, Miami, Florida 33186, Attn: President, with a copy to Leslie J. Croland, Esq. at Steel Hector & Davis LLP, 200 S. Biscayne Blvd. Suite 4000, Miami, FL 33131, fax: 305.577.7001.

          (ii) Any notice so addressed shall be deemed to be given: if delivered by hand or facsimile, on the date of such delivery; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

         (e) SUCCESSORS AND ASSIGNS. This Agreement, and the rights and obligations created hereunder, may only be assigned with the written consent of the other parties hereto. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

         (f) ENTIRE AGREEMENT; AMENDMENT AND WAIVER. This Agreement constitutes the entire understanding of the parties hereto and supersedes all prior and contemporaneous understandings and agreements among such parties with respect to the subject matter hereof. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and the Investors.

         (g) SEVERABILITY. If any one or more of the provisions of this Agreement should be ruled wholly or partly invalid or unenforceable by a court or other government body of competent jurisdiction, then: (i) the validity and enforceability of all provisions of this Agreement not ruled to be invalid or unenforceable shall be unaffected; (ii) the effect of the ruling shall be limited to the jurisdiction of the court or other government body making the ruling; (iii) the provision(s) held wholly or partly invalid or unenforceable shall be deemed amended, and the court or other government body is authorized to reform the provision(s), to the minimum extent necessary to render them valid and enforceable in conformity with the parties intent as manifested herein; and
(iv) if the ruling and/or the controlling principle of law or equity leading to the ruling is subsequently overruled, modified, or amended by legislative, judicial, or administrative action, then the provision(s) in question as originally set forth in this Agreement shall be deemed valid and enforceable to the maximum extent permitted by the new controlling principle of law or equity.

          (h) COUNTERPARTS; FAX SIGNATURES. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement. Facsimile signatures shall constitute original signatures for all purposes of this Agreement.

                          SIGNATURES ON FOLLOWING PAGE



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         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

TECHNOLOGY VENTURES GROUP, INC.



By:  /s/ SHELLEY S. GOLDSTEIN
------------------------------------
Name: Shelley S. Goldstein
Title:   Director



INVESTORS:

 /s/ PETER GOLDSTEIN
------------------------------------
Peter Goldstein

 /s/ SHELLEY GOLDSTEIN
------------------------------------
Shelley Goldstein



GOLDCO PROPERTIES LIMITED PARTNERSHIP


By:  /s/ PETER GOLDSTEIN
------------------------------------
Name:  Peter Goldstein
Title:    President

                (Signature Page to Registration Rights Agreement)



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                                   SCHEDULE A

                                    INVESTORS

NAME OF INVESTOR                              NO. OF SHARES
----------------                              -------------

Peter Goldstein                                  10,000

Shelley Goldstein                                10,000

Goldco Properties Limited Partnership           717,000















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